UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 15, 2023, Enterprise Products Partners L.P. (the “Partnership”) entered into an equity distribution agreement (the “Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc., BBVA Securities Inc., BMO Capital Markets Corp., BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SG Americas Securities, LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (each a “Manager” and collectively the “Managers”), pursuant to which the Partnership may issue and sell from time to time through the Managers common units representing limited partner interests in the Partnership having an aggregate offering price of up to $2,538,500,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by the Partnership and the Managers.

Under the terms of the Agreement, the Partnership may also sell Units from time to time to any Manager as principal for its own account at a price to be agreed upon at the time of such sale. Any sale of Units to a Manager as principal would be pursuant to the terms of a separate agreement between the Partnership and such Manager.

The Units will be issued pursuant to a registration statement on Form S-3 (Registration No. 333-273870) (the “Registration Statement”).

The description of the Agreement in this Item 8.01 is qualified in its entirety by reference to the full text of the Agreement, filed herewith as Exhibit 1.1 and incorporated herein by reference.

Certain legal opinions related to the Registration Statement are also filed herewith as Exhibits 5.1 and 8.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated September 15, 2023, by and among Enterprise Products Partners L.P., and Citigroup Global Markets Inc., Barclays Capital Inc., BBVA Securities Inc., BMO Capital Markets Corp., BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SG Americas Securities, LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Sidley Austin LLP.

8.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 8.1).

104	Cover Page Interactive Data File–the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

		By:	Enterprise Products Holdings LLC,
its General Partner

Date: September 15, 2023	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President – Accounting, Risk Control and Information Technology of Enterprise Products Holdings LLC

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